                                                                   EXHIBIT 10.22
                                                CONFIDENTIAL TREATMENT REQUESTED



                            BASIC PURCHASE AGREEMENT
                   IN THE FOLLOWING REFERRED TO AS "Agreement"



                                     BETWEEN
          INFINION Technologies AKTIENGESELLSCHAFT, BERLIN AND MUNCHEN
            - IN THE FOLLOWING REFERRED TO AS "INFINION" or "BUYER" -


                                       AND

          WHITEOAK SEMICONDUCTOR PARTNERSHIP, HENRICO COUNTY, VIRGINIA
            - IN THE FOLLOWING REFERRED TO AS "WhiteOak" or "BUYER" -


                                       AND


                   PROMOS TECHNOLOGIES INC., HSINCHU, TAIWAIN
              - IN THE FOLLOWING REFERRED TO AS "ProMOS" or "BUYER"


                                       AND

                     FormFactor INC., LIVERMORE, CALIFORNIA
                  - IN THE FOLLOWING REFERRED TO AS "VENDOR" -


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 1/15

1.      PURPOSE OF THIS AGREEMENT

This Agreement will serve as the basis for purchase of Multi-DUT Memory Probe Cards by INFiNION, Whiteoak, and ProMOS from FormFactor, Inc. (the "Purpose"). In the case of ProMOS, this Agreement will terminate (with respect to ProMOS only), if ProMOS ceases to manufacture semiconductor products solely for INFiNION. Except for the use of the parties' names in their individual sense in Sections 13.4, and 15.3 of this Agreement, all references to "INFiNION" or "BUYER" in this Agreement and the Appendices attached hereto apply equally to INFiNION, Whiteoak, and ProMOS (except for the different termination provisions for ProMOS, described above). This Agreement will be an integral part of any purchase orders for probe cards, and as such will be attached to all purchase orders issued by BUYER for VENDOR's * * * and * * *DUT * * * and * * * probe cards and associated services, hereinafter referred to as "Products."

1.1     Subject of this Agreement is the procurement of Products.

1.2 The Product(s) will be delivered in accordance with the purchase order(s) issued by BUYER and accepted by VENDOR (such accepted purchase order(s) hereinafter referred to as "Individual Contract(s)"). Such Individual Contracts shall specify only the quantity, price, and time of delivery. All other terms of Individual Contracts shall be contained in this Agreement.

1.3 All technical documentation required to operate and maintain the Product(s) shall be provided and shipped with the Products.


2.      INDIVIDUAL CONTRACT (PURCHASE ORDER)

2.1     BUYER shall furnish purchase orders to VENDOR.

2.2 VENDOR shall have the right to accept, reject or modify purchase orders. VENDOR shall accept, reject or modify the orders and communicate such action to the responsible purchasing department at BUYER within *** after receipt thereof. BUYER has the right to cancel the purchase order or Individual Contract without cost in the case of VENDOR's non-fulfillment of the said *** time frame, but such cancellation must be communicated no later than *** after VENDOR's late acceptance of the purchase order. In the event VENDOR modifies a purchase order, the Individual Contract shall not be valid until BUYER communicates acceptance of the modified purchase order.

2.3 The conditions of this Agreement shall apply to all purchase orders of BUYER regarding the Products and to any confirmation of verbal or written purchase order or order modification by BUYER even if they do not refer to it expressly.


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 2/15

2.4 If subsequent to the acceptance of any purchase order BUYER requires an earlier or later delivery date than as agreed, the parties shall use all commercially reasonable efforts to find an acceptable solution for both sides.

2.5 No purchase order or Individual Contract may be canceled within * * * days of the delivery date. * * * before the end of each quarter, BUYER shall provide to VENDOR a * * * month forecast for its purchases of Product(s) per APPENDIX 2.


3.      DELIVERY

3.1 Delivery shall be effected free carrier (FCA) Livermore, CA (place of manufacture) in accordance with the INCOTERMS 1990. The freight carrier will be *** if not agreed otherwise. VENDOR will inform the freight carrier of the delivery date 7 days prior to the delivery at the latest.

3.2 The date for delivery of a Product is determined in the Individual Contract. All penalty-free changes of accepted delivery dates are only valid if these changes are requested by the responsible BUYER purchasing department. VENDOR-required changes in delivery dates shall be subject to the penalties described in Section 3.3 of this Agreement.

3.3 If the delivery of the Product is delayed from the accepted VENDOR delivery date, BUYER is entitled to claim a penalty against the purchase price in the amount of * * *% of the purchase price per * * * or part thereof, up to a maximum of * * *% of the purchase price. This penalty shall begin to accrue * * * after the accepted delivery date. First article designs and NRE shall be exempt from this penalty.

3.4 VENDOR will adhere to all export regulations regulating its acts in performance of this Agreement. Commercial documentation of deliveries are absolutely necessary and will accord to legal regulations of the countries of origin and receipt, minimal requirements are commercial invoice and packing list. If the conditions of legal export regulations are not observed by VENDOR the freight carrier is entitled to refuse transportation of the Product(s).


4.      PACKAGING

4.1 Unless otherwise stated by BUYER in the individual case, the packaging shall protect the contractual Product(s) from such vibrations, shocks, temperature, temperature differences, humidity, pressure and radiation, as can be reasonably anticipated during shipment, in an adequate manner. The inner packaging shall fulfill the clean-room requirements applicable at BUYER and the outer packaging shall be labeled in such a way that the instructions for transport and the BUYER Internal Equipment Code (which is stated in the purchase order) of the shipment are clearly visible.


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 3/15

4.2 The VENDOR shall provide the freight carrier with all necessary information about the following subjects within 2 weeks of VENDOR's acceptance of the Individual Contract:

        -  place of origin

        -  dimensions and weight

        -  possible export limitations and restrictions

        -  dangerous materials

        -  sources of danger

        - technical particulars, which have to be taken into consideration during transport

        -  delivery date

        -  INFiNION Equipment Code

4.3 The stack-up of the packages shall be possible. Every package has to have an exact pack-list including a pro forma invoice for custom purpose only.

4.4     The deliveries of spare parts and back orders have to be marked as such.

4.5 Lashing and securing of the cargo must be effected by VENDOR in a manner that a safe transportation is guaranteed. VENDOR is liable for any damage incurred due to unfit or insecure packing, even in case of arranging a subcontractor.


5.      FINAL ACCEPTANCE

5.1 The parties agree that the Product shall meet the Specifications defined in APPENDIX 8.

5.2 The Product shall be considered accepted by BUYER once the Product and required technical documentation has been completely delivered, the Specifications have been demonstrated by completion of the Product Acceptance Checklist (APPENDIX 9), and all import and/or export requirements have been met by the VENDOR. BUYER shall complete the Product Acceptance Checklist within * * * of receipt of the Product, or the Product shall be considered accepted.


6.      PRICES, TERMS OF PAYMENT, DELIVERY TIMES

6.1 The prices for the Product(s) are based on agreed INCOTERMS, will be indicated in the Individual Contract, and will include all services to be rendered pursuant to the Individual Contract.

6.2     VENDOR offers volume based pricing for BUYER (as described in APPENDIX
        1).

6.3 The payments are to be made within * * * following the date of invoice and without any deductions. All payments are in U.S. Dollars.


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 4/15

6.4 VENDOR offers guaranteed 1st article and re-order delivery lead times as described in APPENDIX 3.


7.      WARRANTY

7.1     Warranty: ***

7.2     Covered by Warranty:

        7.2.1 Electrical or mechanical failure of any component of the Product when operated under normal conditions as described in the Product specification.
        7.2.2 Wear due to excessive cleaning when adhering to VENDOR-approved cleaning protocol

7.3     Not Covered by Warranty:

        7.3.1  Damage due to overdrive in excess of specifications.
        7.3.2  Damage due to improper handling.
        7.3.3  Any damage caused by Metrology tools.
        7.3.4  Any damage caused by loose contaminants or particulates.
        7.3.5 Damage due to failure to follow VENDOR-approved cleaning procedures.
        7.3.6  Operation outside specified temperature range.
        7.3.7  Electrical current in excess of specifications.
        7.3.8  Damage due to prober malfunction.

7.4 Sole Remedy: Should the Product fail to conform to the above warranty during the Warranty Period, BUYER'S sole remedy and VENDOR's sole obligation will be * * *:

               -----------------------------------
                FAILURE POINT              * * *
               -----------------------------------
                * * * touchdowns           * * *%
               -----------------------------------
                * * * touchdowns           * * *
               -----------------------------------

7.5     Touchdown Calculation: ***


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 5/15

7.6 Warranty Claims Process: If it is determined that the failure of the Product is covered by the limited warranty, VENDOR will * * *.

        If VENDOR determines that any returned Product is not defective, VENDOR will provide a written statement setting forth VENDOR's conclusion that the returned Product was not defective. VENDOR will return the Product to BUYER at BUYER'S expense, freight collect and BUYER agrees to pay VENDOR's reasonable cost of handling and testing.

7.7 TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE WARRANTY AND REMEDIES SET FORTH ABOVE ARE IN LIEU OF ALL OTHERS, AND VENDOR EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE, OR MERCHANTABILITY. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PERFORMANCE OF THE PRODUCTS OTHER THAN AS PROVIDED IN THIS SECTION 7.


8.      CHANGES IN THE PRODUCTS

8.1 Changes in the agreed Specifications or the outer design of the Product(s), which are requested by BUYER, shall be performed by VENDOR within a reasonable time if VENDOR agrees to perform such changes. If such changes to Specifications will affect delivery dates or prices of the Product(s), VENDOR shall inform BUYER thereof, and such Specification changes will be made only after BUYER consents to the changed delivery dates and prices.

8.2 VENDOR-initiated changes in the configuration or the Specification of the Product(s) can be made only after consent of BUYER. These changes shall be made in the form of an order which is submitted to VENDOR as a supplement to the order number.


9.      SPARE PARTS

        VENDOR agrees to keep spare parts on stock as described in APPENDIX 4.

10.     TECHNICAL ASSISTANCE

10.1 At the request of BUYER, VENDOR shall assist with reasonable technical assistance in use of the Product(s).


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 6/15

10.2 For this purpose a sufficient number of adequate qualified personnel (as described in APPENDIX 5) has to be provided in time.


11.     RESEARCH AND DEVELOPMENT, NEW PRODUCTS AVAILABILITY, MANAGEMENT MEETINGS

11.1 VENDOR agrees to share it's * * * with BUYER on a regularly scheduled basis. BUYER agrees to provide inputs to the VENDOR for consideration in
        * * *.

11.2 VENDOR agrees to offer information regarding it's * * *, as described in APPENDIX 6.

11.3 BUYER and VENDOR agree to participate in regularly scheduled management meetings to discuss * * *, and other important business and technical issues.


12.     CONFIDENTIAL INFORMATION

12.1 For the purpose of this Agreement "Confidential Information" shall mean any information and data, including but not limited to any kind of business, commercial or technical information and data disclosed between the Parties in connection with this Agreement, irrespective of the medium in which such information or data is embedded, and which is - when disclosed orally or visually - identified as Confidential Information prior to disclosure, summarized in writing by the disclosing Party, and given to the receiving Party in such summary form within thirty (30) days of the subject oral or visual disclosure. In case of disagreement, the receiving Party must make any objections to the contents of the summary in writing within thirty (30) days of receipt. Confidential Information shall include any copies or abstracts made thereof as well as any modules, samples, prototypes or parts thereof.

12.2 All Confidential Information exchanged between the Parties pursuant to this Agreement:

        12.2.1 shall be used exclusively for the Purpose of this Agreement, and the receiving Party shall be permitted to use Confidential Information disclosed to it pursuant to this Agreement only for such sole Purpose, unless otherwise expressly agreed to in writing by the disclosing Party;

        12.2.2 shall not be distributed, disclosed, or disseminated in any way or form by the receiving Party to anyone except its own or its Subsidiaries' employees, who have a reasonable need to know said Confidential Information for the Purpose and who are bound to confidentiality by their employment agreements or otherwise. Subsidiary shall mean any company in which the receiving Party owns more than fifty percent (50%) of such company's voting capital;

        12.2.3 shall be treated by the receiving Party with the same degree of care to avoid disclosure to any third party as is used with respect to the receiving Party's own information of like importance which is to be kept confidential;


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 7/15

        12.2.4   shall remain the property of the disclosing Party.

12.3 The obligations of paragraphs 12.2-12.2.4 shall not apply, however, to any information which:

        12.3.1 the receiving Party can demonstrate is already in the public domain or becomes available to the public through no breach by the receiving Party of this Agreement;

        12.3.2 was rightfully in the receiving Party's possession prior to receipt from the disclosing Party as proven by its written records;

        12.3.3 is independently developed by the receiving Party as proven by its written records;

        12.3.4 is approved for release by written agreement of the disclosing Party;

        12.3.5 is required to be disclosed by law or the rules of any governmental organization; provided, however, that when a receiving Party becomes aware of an obligation to disclose Confidential Information to such governmental organization, that Party shall promptly notify the disclosing Party of such obligation, so that the disclosing party may seek a protective order or otherwise take action to resist such disclosure.

12.4 Either Party shall have the right to refuse to accept any information under this Agreement prior to any disclosure and nothing herein shall obligate either Party to disclose any particular information.

12.5 It is understood that no license or right of use under any patent or patentable right, copyright, trademark or other proprietary right is granted or conveyed by this Section 12 of this Agreement. The disclosure of Confidential Information and materials shall not result in any obligation to grant the receiving Party rights therein.

12.6. Confidential Information provided to either Party pursuant to this Agreement shall upon respective request of the disclosing Party either be returned to the disclosing Party or be destroyed by the receiving Party after termination of this Agreement. Such request shall be notified in writing by the disclosing Party to the receiving Party within ninety (90) days after termination of this Agreement. In case of destruction, the receiving Party shall confirm in writing such destruction to the disclosing Party.


13.     TERM

13.1 This Agreement becomes effective upon signing by all parties and shall run for a * * * period unless all parties agree to extend. * * *

13.2 BUYER is entitled to terminate any Individual Contract relating to this Agreement at any time. This is possible without cost for BUYER until
        * * * days prior to the accepted delivery date of


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 8/15
        the Product(s). Within such * * * day period, if BUYER terminates an Individual Contract, the amount payable to VENDOR under the terminated Individual Contract may be * * *, provided that: (i) * * *; and, (ii)
        * * *. Otherwise, all Individual Contracts are * * *.

13.3 Any BUYER may terminate this Agreement (with respect to itself only) if VENDOR breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice from the non-breaching BUYER. VENDOR may terminate this Agreement (with respect to the breaching BUYER only) if any BUYER breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice from VENDOR.

13.4 This Agreement will terminate, with respect to ProMOS only, if ProMOS ceases to manufacture semiconductor products exclusively for INFiNION.

13.5 In the event of termination Sections 7, 12, 14, 15, 16 and 17 shall remain effective,


14.     ASSIGNMENT

14.1 Any party may assign its rights and obligations under this Agreement to any Company which is a member of that party's Group of Companies in the sense of Articles 15 et seq. of the German Stock Corporation Act, provided that such party notifies all other parties in writing, the assignee agrees in writing to be bound by all terms of this Agreement, and such party agrees to remain responsible for the performance by the assignee of all provisions of this Agreement, including but not limited to the protection of VENDOR's Confidential Information.


15.     ARBITRATION

15.1 All disputes arising out of or in connection with this Agreement or individual purchase contracts entered hereunder, including any questions regarding their existence, validity or termination, but excluding any disputes arising from any party's breach or alleged breach of Section 12 of this Agreement, shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce in Paris by three arbitrators in accordance with the said Rules.

15.2 Each party shall nominate one arbitrator for confirmation by the competent authority under the applicable Rules (Appointing Authority) (except that in the case of a dispute between more than one BUYER, on one side, and VENDOR on the other, the BUYERS shall nominate one arbitrator between them). Both arbitrators shall agree on the third arbitrator within 30 days. Should the two arbitrators fail, within the above time limit, to reach agreement on the third arbitrator, he shall be appointed by the Appointing Authority. If there are two or more defendants, any nomination of an arbitrator by or on behalf of such defendants must be by joint agreement between them. If such defendants fail, within the time limit fixed by the


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 9/15

        Appointing Authority, to agree on such joint nomination, the proceedings against each of them must be separated.

15.3 The seat of arbitration shall be London, unless the dispute to be arbitrated is between WhiteOak and FormFactor, in which case the seat of arbitration shall be New York. The procedural law of this place shall apply where the rules are silent.

15.4    The language to be used in the arbitration proceeding shall be English.


16.     APPLICABLE LAW

        This Agreement and individual purchase contracts signed between the parties hereunder shall be governed by and construed in accordance with the law in force in Germany. The application of the United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall apply.

17.     GENERAL PROVISIONS

17.1 Except for Individual Contracts consistent with Section 1.2, this Agreement (together with the Appendices hereto) constitutes the complete and exclusive agreement between the parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the parties with respect to such subject matter. Additional agreements and contractual changes must be made in writing in order to become effective.

17.2 If individual provisions of this Agreement are or are held to be invalid, the validity of the remaining provisions is not affected. In this case, the parties or the arbitration panel shall replace the invalid provision by a corresponding and appropriate valid provision.

17.3 TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT FOR VIOLATIONS OF SECTION 12 OF THIS AGREEMENT AND CASES OF GROSS NEGLIGENCE AND INTENTIONAL ACTS, IN NO EVENT WILL ANY PARTY BE LIABLE FOR ANY LOST REVENUES, DATA, OR PROFITS, OR SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES WITH RESPECT TO ANY CLAIMS THAT MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TERMINATION THEREOF, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17.4 VENDOR shall not be responsible for any failure to perform due to unforeseen circumstances or to causes beyond VENDOR's reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, failure to obtain export licenses or shortages of transportation, facilities, fuel, energy, labor or materials. In the event of any such delay, VENDOR may defer the delivery date of orders for Products for a period equal to the time of such delay.

17.5 All parties agree to comply with all applicable international, national, state, regional and local laws and regulations in performing their duties hereunder and in any of their dealings with respect to the technical information and technology disclosed hereunder or direct products page 10/15
        thereof. In addition to such compliance and in particular:

        (i) BUYER agrees that it will not reexport or release the software or technology it receives from VENDOR to any party involved in sensitive or unsafeguarded nuclear activities, or activities related to chemical or biological weapons or missiles unless authorized by the U.S. Export Administration Regulations or a license from the U.S. Department of Commerce ("DOC"); and,

        (ii) Without limiting the generality of Sections 17.5 and 17.5(i) immediately above, BUYER agrees that it will not reexport or release any technical information or technology it receives from VENDOR, including under License Exception TSR, 15 C.F.R. Section 740.6, to a national of the countries named in Section 17.5(iv) below without a license exception or a license from DOC; and,

        (iii) Without limiting the generality of Sections 17.5 and 17.5(i) above, BUYER agrees that it will not export the direct product of the technical information or technology it receives from VENDOR, including under License Exception TSR, to a country named in
               Section 17.5(iv) below without a license exception or a license from DOC if such foreign produced direct product is subject to national security controls as identified on the Commerce Control List, 15 C.F.R. Supp. No. 1 to Part 774.

        (iv) Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Cuba, China (PRC), Estonia, Georgia, Iran, Iraq, Kazakhstan, Kyrgyzstan, Laos, Latvia, Libya, Lithuania, Moldova, Mongolia, North Korea, Romania, Russia, Rwanda, Serbia, Sudan, Syria, Tajikstan, Turkmenistan, Ukraine, Uzbekistan and Vietnam.

17.6 The sale of Products hereunder by VENDOR does not convey any license to BUYER under any patent, copyright, trade secret, trademark or other intellectual property right with respect to which VENDOR can grant licenses. BUYER agrees not to reverse engineer, disassemble or modify ("Reverse Engineer") any Product or any portion thereof without the express written permission of VENDOR. The parties acknowledge that under EU Directives or applicable local law, persons may have a legal right to Reverse Engineer certain interface information under certain limited conditions. In the event BUYER believes it has such a legal right to so Reverse Engineer any Product, or proposes to perform any Reverse Engineering of any Product, BUYER agrees to immediately notify VENDOR in writing of such belief, and/or of any proposed Reverse Engineering, and BUYER agrees to allow VENDOR a reasonable opportunity after VENDOR's receipt and acknowledgment of such notice to provide BUYER with sufficient interface information under reasonable terms before it performs any Reverse Engineering. Unless or until BUYER so notifies VENDOR, BUYER agrees that it has no legal right to Reverse Engineer any Product, and expressly waives any such rights it may have in any jurisdiction. VENDOR expressly reserves all of its rights with respect to any patent, copyright, trade secret, trademark and/or other proprietary rights.

17.7 Notwithstanding Section 7.7, subject to Section 17.3 of this Agreement, and subject to subsections 17.7.1 through 17.7.4 below, VENDOR will defend, indemnify and hold BUYER harmless from any actual loss, damages, liabilities and costs (including but not limited to reasonable attorney's fees and litigation costs), based upon a third party claim that BUYER's use of the Products sold hereunder, or any part thereof, constitutes a misappropriation of any page 11/15
        trade secret, or an infringement of any copyright, issued U.S. patent, issued German Patent, issued Taiwanese patent, or issued European patent enforceable in Germany. VENDOR's obligations under these Sections 17.7 through 17.7.4 ("VENDOR's Indemnity") shall arise only if (A) BUYER promptly notifies VENDOR when any such claim is made, (B) BUYER is not in default of this Agreement, (C) BUYER gives VENDOR sole control of the defense and settlement of any such claim, and (D) BUYER furnishes such information and assistance as VENDOR may reasonably request in connection with the defense, settlement or compromise of such claim.

        17.7.1 Mitigation: In the event BUYER'S use of a Product is, or in VENDOR'S opinion is likely to be, successfully attacked as a result of the type of infringement or misappropriation specified in Section 17.7 above, VENDOR shall , at its sole option and expense, either: (A) procure for BUYER the right to continue using such Products under the terms of this Agreement; or (B) replace or modify such Products so that they are non-infringing and substantially equivalent in function to the enjoined Products; or (C) if options (A) and (B) above cannot be accomplished despite the reasonable efforts of VENDOR, then VENDOR or BUYER may both (i) terminate BUYER's rights and VENDOR's obligations under this Agreement with respect to such Products, and (2) VENDOR shall refund to BUYER the net revenue VENDOR received from BUYER for such Products conditioned upon BUYER's return of the Product to VENDOR.

        17.7.2 Exclusions: VENDOR will have no obligations under Sections 17.7 and 17.7.1 above to the extent an infringement or misappropriation arises from: (A) modifications to the Products that were not authorized by VENDOR; (B) Product specifications requested by BUYER; (C) the use of the Products in combination with products not provided by VENDOR, unless (i) VENDOR has offered or promoted the Products to BUYER for use in such combination, and (ii) there is no non-infringing such combination or equivalent combination; or (D) the use of the Products in a process, unless (i) VENDOR has offered or promoted the Products to BUYER for use in such process, and
                 (ii) there is no non-infringing use of the Products in such process or in an equivalent process.

        17.7.3 Sole Remedy: EXCEPT FOR VENDOR'S OBLIGATIONS OF COOPERATION FOUND IN CLAUSES 17.8(i) THROUGH 17.8(iv) BELOW, THE OBLIGATIONS IN SECTIONS 17.7 THROUGH 17.7.2 ABOVE ARE VENDOR'S SOLE AND EXCLUSIVE OBLIGATIONS, AND BUYER'S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS. FOR THE AVOIDANCE OF DOUBT, THERE IS NO WARRANTY, EXPRESSED OR IMPLIED, OF THE Products' NON-INFRINGEMENT, AND, IN THE EVENT OF ANY CLAIMED INFRINGEMENT, VENDOR HAS ONLY THE DUTY TO INDEMNIFY BUYER AS EXPRESSED AND LIMITED IN THIS VENDOR's Indemnity.

        17.7.4 Cumulative Cap on Liability: IN NO CASE SHALL VENDOR'S CUMULATIVE LIABILITY UNDER THIS VENDOR's Indemnity EXCEED AN AMOUNT EQUAL TO * * *.


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 12/15

17.8 Subject to Section 17.3 of this Agreement, BUYER will defend, indemnify and hold VENDOR harmless from any actual loss, damages, liabilities and costs (including but not limited to reasonable attorney's fees and litigation costs) based upon a third party claim: (A) that any product sold by BUYER and processed with Products is defective in design or manufacture; (B) subject additionally to Sections 17.8.1 and 17.8.2 below, and except for infringements for which VENDOR must indemnify BUYER under Sections 17.7 through 17.7.4 above, that BUYER's use of the Products sold hereunder constitutes a misappropriation of any trade secret, or an infringement of any copyright, issued U.S. patent, issued German patent, issued Taiwanese patent, or issued European patent enforceable in Germany; or (C) that BUYER has breached its obligations under Section 17.5 above. BUYER's obligations under these Sections 17.8 through 17.8.2 ("BUYER's Indemnity") shall arise only if (i) VENDOR promptly notifies BUYER when any such claim is made, (ii) VENDOR is not in default of this Agreement, (iii) VENDOR gives BUYER sole control of the defense and settlement of any such claim, and (iv) VENDOR furnishes such information and assistance as BUYER may reasonably request in connection with the defense, settlement or compromise of such claim.

        17.8.1 Sole Remedy: EXCEPT FOR BUYER'S OBLIGATIONS OF COOPERATION FOUND IN CLAUSES 17.7(A)-(D) ABOVE, THE OBLIGATIONS IN THIS BUYER's Indemnity ARE BUYER'S SOLE AND EXCLUSIVE OBLIGATIONS, AND VENDORS'S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS. FOR THE AVOIDANCE OF DOUBT, THERE IS NO WARRANTY, EXPRESSED OR IMPLIED, THAT BUYER'S USE OF THE Products WILL NOT INFRINGE A THIRD PARTY'S INTELLECTUAL PROPERTY, AND, IN THE EVENT OF ANY CLAIMED INFRINGEMENT, BUYER HAS ONLY THE DUTY TO INDEMNIFY AS EXPRESSED AND LIMITED IN THIS BUYER's Indemnity.

        17.8.2 Cumulative Cap on Liability: IN NO CASE SHALL BUYER'S CUMULATIVE LIABILITY UNDER THIS BUYER's Indemnity EXCEED AN AMOUNT EQUAL TO THE * * *, BUT FOR THE AVOIDANCE OF DOUBT, PAYMENTS UNDER THIS BUYER'S INDEMNITY SHALL BE IN ADDITION TO ANY PAYMENTS FOR PRODUCTS.

17.9 All amounts payable under this Agreement are exclusive of all sales, use, value-added, withholding, and other taxes and duties. BUYER will pay all taxes and duties assessed in connection with this Agreement and its performance by any authority within or outside of the U.S., except for taxes payable on VENDOR's net income. BUYER will promptly reimburse VENDOR for any and all taxes or duties that VENDOR may be required to pay in connection with this Agreement or its performance.


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 13/15

              (The remainder of this page is intentionally blank.)







                                   page 14/15

17.10 This Agreement may be executed in multiple counterparts, each of which will be an original as regards any Party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bear the signatures of all Parties reflected hereon as signatories. VENDOR will send back the signed BUYER versions to the responsible BUYERS' Purchasing Departments within two weeks of signing the Agreement. BUYERS will send back the signed VENDOR version to VENDOR (attention: Peter Mathews) within two weeks of their receipt of the signed BUYER versions from VENDOR.

Date:   5/5/99                       Date:   April 27, 1999
      -------------------------            ----------------------------------
FormFactor, Inc.                     INFiNION TECHNOLOGIES AG


By:  /s/ [Illegible]                 By:  /s/ Reischl     /s/ Sabine Nitzsche
    ---------------------------          ---------------------------------------
                                                 Reischl         Nitzsche
                                     Date:
                                           -------------------------------------

                                     Whiteoak Semiconductor Partnership


    (Signature Page to Basic
       Purchase Agreement
              Between                By:  /s/ [Illegible]
                                         ---------------------------------------
                                                 Seifert
  INFiNION, WhiteOak, ProMOS and
           FormFactor)               Date:  July 09, 1999
                                           -------------------------------------

                                     ProMOS Technologies, Inc.


                                     By: /s/ Mason Chung
                                         ---------------------------------------


APPENDIX 1      Volume based pricing for BUYERS
APPENDIX 2      Quarterly updated Forecast
APPENDIX 3      Guaranteed 1st article delivery lead times
APPENDIX 4      On stock spare parts
APPENDIX 5      Adequate qualified personnel has to be provided in time
APPENDIX 6      VENDOR-offered access to new Wafer Probe products
APPENDIX 7      INTENTIONALLY OMITTED
APPENDIX 8      Product Specifications
APPENDIX 9      Product Acceptance Checklist
APPENDIX 10     Non-Disclosure and Restricted Use Agreement
APPENDIX 11     * * *
APPENDIX 12     * * *



----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 15/15

                                                                      Appendix 1

--------------------------------------------------------------------------------

                                Product Pricing

Pricing Terms:

        1. The pricing for the * * * shall be $* * *. Pricing for the * * * shall be $* * * if delivered in the 1st 6 months of 1999. Pricing for the * * * or * * * -DUT for 2nd 6 months of 1999 shall be determined by mutual agreement in 2nd calendar quarter of 1999.

        2.  SIEMENS agrees * * *

        3.  SIEMENS agrees * * *

        4.  SIEMENS agrees * * *. VENDOR agrees to provide * * *.

        5. All * * * DUT probecards shipped to SIEMENS in the lst half of calendar 1999 shall be priced at $* * *each. Both parties agree to negotiate new pricing for the * * * DUT cards in the 2nd calendar quarter of 1999.

        6. VENDOR shall have the right to publicly announce the existence of this Agreement. SIEMENS shall have the right to approve the wording of this announcement.

        7. SIEMENS agrees to provide a good-faith forecast of its demand for the following * * * month periods * * * before the end of each quarter.

        8. SIEMENS agrees to release all purchase orders at least * * * days in advance of required shipment date.

        9. VENDOR may adjust the * * * if it provides 90 days written notice to SIEMENS and provides * * * to SIEMENS.

       10. The * * * shall be charged at the standard list price of $* * *. If VENDOR is able to * * * lower prices may apply and will be quoted as required. VENDOR will provide to SIEMENS a * * *.


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                   page 16/15

                                                                      Appendix 3
--------------------------------------------------------------------------------

                 First Article and Re-Order Delivery Lead-times

Subject to the terms of this Agreement, VENDOR agrees to offer SIEMENS the following First Article Standard Lead Times

DESIGN START                  1ST ARTICLE     RE-ORDER 1     RE-ORDER 2
------------                  -----------     ----------     ----------
Q4-1998                       * * *           * * *          * * *

Q1-1999                       * * *           * * *          * * *

Q2-1999                       * * *           * * *          * * *

Re-Order 1:  * * *
Re-Order 2:  * * *

EXPEDITED DELIVERY:

1st Article: Should SIEMENS request an expedited delivery, VENDOR will make commercially reasonable efforts to meet expedited lead times * * *, subject to a
* * * premium for expedited NRE and 1st article probecards.

Re-Order: Should SIEMENS request an expedited delivery, VENDOR will make commercially reasonable efforts to meet expedited lead times * * *, subject to a
* * * premium for expedited NRE and 1st article probecards.

NOTES:

1.  Lead-time is defined as * * *.

2.  Lead-time quoted is subject to * * *.

3. Should design changes be received after beginning of the design process, SIEMENS may be subject to additional charges and modified delivery schedules. Such changes would be by mutual agreement and would be taken on a case by case basis.



----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 4
--------------------------------------------------------------------------------

                              On Stock Spare Parts

PROBECARD SPARE PART TERMS:

1. VENDOR will stock spare parts on those designs for which SIEMENS takes delivery of * * * equivalent probecards (the "SPARE PARTS"), and will provide a limited number of them as replacements free of charge to SIEMENS, as described below and subject to the terms and conditions of this Agreement.

2. All Spare Parts remain the property of VENDOR unless purchased by SIEMENS or transferred to SIEMENS at VENDOR's direction.

3. Spares Parts will be used only to replace damaged parts not covered by the VENDOR Warranty. For example, if a card is damaged due to SIEMENS handling error, the card is not covered by the FormFactor Warranty (see Appendix 7). SIEMENS could, however, choose to replace this card with a Spare Part per this Appendix.

4. For those designs of which VENDOR is obliged to stock Spare Parts under Paragraph 1 above, VENDOR shall stock at least * * *% (rounded to the next highest whole number) of the number of probecards delivered to SIEMENS, at no additional charge to SIEMENS.

5. In order to receive a Spare Part, SIEMENS must return the damaged part within * * * and complete a Spare Part Request Form. From the time SIEMENS notifies VENDOR of the need for a Spare Part, VENDOR agrees to have the Spare Part shipped to SIEMENS * * * subject to the receipt and approval of the Spare Card Request Form.

6. VENDOR shall have the option to substitute spare probe heads for spare cards.

7. VENDOR shall have the option to include Spare Parts with the last scheduled shipment to SIEMENS (see example below).

8. Spare Parts for SIEMENS shall be stored at HTT Dresden. Spare Parts for ProMOS shall be stored at Spirox-Taiwan. Spare Parts for Whiteoak shall be stored at FormFactor - Livermore.

ON-STOCK SPARE PARTS EXAMPLE:

Dresden orders * * * probecards. Delivery is * * * units in December, * * * units in January and * * * units in February for a total of * * * cards. VENDOR would ship * * * units to Dresden in December and hold * * *% or * * * locally (HTT-Dresden). VENDOR will ship an additional * * * units in January and hold another * * * units locally (for a total of * * *). In February, VENDOR will ship an additional * * * units (* * * new cards, * * * from local spares).


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 5
--------------------------------------------------------------------------------


                                Support Structure


Subject to the terms of this Agreement, VENDOR shall provide technical support and assistance to SIEMENS through a combination of telephone support, periodic visits from qualified factory personnel, and qualified local personnel, as described below:


Telephone Support:

If required, VENDOR shall schedule a weekly conference call with each SIEMENS site to communicate and discuss important technical issues. Additionally, VENDOR will designate a factory-based technical support person for all SIEMENS sites. This technical support person will be available during normal California business hours (8am/5pm Pacific Standard Time) and will carry a Nationwide Pager for emergency support.


Support from Factory Personnel:

VENDOR will visit each SIEMENS site, as required, to provide reasonable technical support. Such support shall include training, trouble-shooting, and assistance in various projects or experiments. Visits by Factory Personnel may be substituted by local personnel as appropriate.

Support from Local Personnel:

VENDOR shall put in place and maintain, at its own cost, local support personnel for each SIEMENS site. At VENDORS discretion, Local support personnel shall be either employees of VENDOR or affiliates of VENDOR. Local personnel shall be situated within reasonable driving distance from each SIEMENS site.

Each local support person shall be required to complete a VENDOR training certification course. Training and certification shall take place annually. VENDOR local support shall be allowed reasonable access to the test areas within SIEMENS sites to assist in technical issues.

The following Personnel shall be available to SIEMENS sites:

Whiteoak:    VENDOR East Coast Field Applications Engineer
Dresden:     HTT-Dresden
Munich:      HTT-Dresden, HTT-Munich
ProMOS:      Spirox-Taiwan

VENDOR reserves the right to replace local personnel with 30 days notice to SIEMENS.

                                                                      Appendix 6
--------------------------------------------------------------------------------


                               New VENDOR Products


Subject to the terms of this Agreement, VENDOR agrees to provide information in its discretion * * *.








----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 8
--------------------------------------------------------------------------------


                        FORMFACTOR PRODUCT SPECIFICATION


1.  Part Number Marking

Marking has to be readable from front of prober. The letters have to be min. 3 mm in height. The marking has to be water resistant, alcohol resistant and unsmearable.

Text: As specified in chip specific documentation


2.  Board/Layout

2.1     Number of probes:                  As specified in chip specific
                                           documentation
2.2     Tester type:                       * * *
2.3     Material of the board/stiffness    * * *
                                           This shall be verified by FFI
                                           modeling
2.4     Pad layout                         As specified in chip specific
                                           documentation
2.5     Board layout                       As specified in chip specific
                                           documentation layout and transit time
                                           documents have to be available for
                                           Siemens, * * *
2.6     Thickness of the board:            * * *
2.7     Probe height:                      * * *


3.  Specification of the probes

3.1     Probe material:                    * * *
3.2     Probe tip shape:                   * * *
3.3     Probe tip size:                    * * *
                                           * * *
3.4     Max. probe length:                 * * *
3.5     Planarity:                         * * *



----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 8
--------------------------------------------------------------------------------


3.6       X/Y accuracy:                    * * *
3.7       Rotation of the board            * * *
3.8       Probe force                      * * *
3.9       Scrub length                     * * *
3.10      Scrub width                      * * *
3.11      Cleaning                         * * *
3.12      Life time                        * * *
                                           See FormFactor Warrantee for details

4.  ELECTRICAL PROPERTIES

* * *
4.1       Contact resistance                                     see 4.3
4.2       Isolation resistance between any needle                * * *
4.3       Resistance between needle tip and pogo pin             * * *




4.4       Test frequency without "significant" influence on the signal



5.  THERMAL STABILITY

* * *




----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 9
--------------------------------------------------------------------------------


                         PROBECARD ACCEPTANCE CHECKLIST

Product ID:
               --------------                                     --------------
                                                                           Date:
Manufacturer:                    Probecard No.
               --------------             DUT:                    --------------
Device:
               --------------                                     --------------
OPTICAL CHECK

Probe tips                                                         [ ] ok
Solder Pads                                                        [ ] ok
Added Facilities                                                   [ ] ok

PRECISION POINT CHECK

                         Max        Min      Mean         Units
                       --------  --------  --------       -----
                                                                    [ ]  ok

X position                                                (mu)m     [ ]  ok
                       --------  --------  --------
Y position                                                (mu)m     [ ]  ok
                       --------  --------  --------
Planarity                                                 (mu)m     [ ]  ok
                       --------  --------  --------
Alignment                                                 (mu)m     [ ]  ok
                       --------  --------  --------
Leakage                                                   nA        [ ]  ok
                       --------  --------  --------
Scrub Length                                              (mu)m     [ ]  ok
                       --------  --------  --------
Scrub Diameter                                            (mu)m     [ ]  ok
                       --------  --------  --------
Scrub Angle                                               (Degree)  [ ]  ok
                       --------  --------  --------
Contact Resistance                                        (Omega)   [ ]  ok
                       --------  --------  --------
Probe Force                                               gm        [ ]  ok
                       --------  --------  --------
Capacitators                                                        [ ]  ok
                       --------  --------  --------


TESTER CHECK

Contact Loop                                                        [ ]  ok
Difference first/last contact                                       [ ]  ok
Probemark inspection                                                [ ]  ok
Hardcode                                                            [ ]  ok

Reference measurements           Tester
                                                   ----------------
                                 Board
                                                   ----------------
                                 Probecard
                                                   ----------------
                                 Lot
                                                   ----------------
                                 Yield comparison                    %YB
                                                   ----------------

CHECK RESULT
                 --------------------------------------------------------------

Rework:                           YES             NO
Return:                           YES             NO
Release:                          YES             NO




Name: _____________________________ Signature: _________________________________

                                                                     Appendix 10
--------------------------------------------------------------------------------



                   NON-DISCLOSURE AND RESTRICTED USE AGREEMENT

                                   (attached)








                                    page 1/3

                   NON-DISCLOSURE AND RESTRICTED USE AGREEMENT

                                 by and between

                       FormFactor Inc., Livermore, CA USA
                    - hereinafter referred to as "Siemens" -

              - both hereafter referred to as "Party" or "Parties"

                                     * * *

                                    2 pages


*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                   Attachment 11
--------------------------------------------------------------------------------

                                     * * *



















----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                    Page 1/1

                                                                   Attachment 12
--------------------------------------------------------------------------------

                                     * * *



















----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    Page 1/1